                                                       EXHIBIT A


  A consolidating statement of income and surplus of CMS Energy and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of CMS Energy and its subsidiary companies as of the close of such calendar year is attached.


                                                CMS ENERGY CORPORATION
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                        (In Millions, except Per Share Amounts)


                                                           Consumers        CMS           Inter-
                                                             Power      Enterprises      company     CMS Energy
                                           CMS Energy       Company       Company        Elimina-    Corporation
                                            Corp.(1)         Consol.      Consol.         tions        Consol.
Operating Revenue
  Electric utility                             $    -         $2,277         $    -        $    -         $2,277
  Gas utility                                       -          1,195              -             -          1,195
  Oil and gas exploration
    and production                                  -              -            127           (19)           108
  Independent power production                      -             37             59             -             96
  Natural gas transmission,
    storage and marketing                           -              -            199            (3)           196
  Other                                             -              2             18            (2)            18
                                               -------------------------------------------------------------------
     Total operating revenue                        -          3,511            403           (24)         3,890
                                               -------------------------------------------------------------------
Operating Expenses
  Fuel for electric generation                      -            283              -             -            283
  Purchased power -
    related parties                                 -            491              -             -            491
  Purchased and interchange
    power                                           -            196              -             -            196
  Cost of gas sold                                  -            671            172           (22)           821
  Other operation expense                          12            592             96            (2)           698
  Maintenance                                       -            183              3             -            186
  Depreciation, depletion
    and amortization                                1            357             58             -            416
  General taxes                                     -            189              7             -            196
                                               -------------------------------------------------------------------
     Total operating expenses                      13          2,962            336           (24)         3,287
                                               -------------------------------------------------------------------
Pretax Operating Income (Loss)                    (13)           549             67             -            603
                                               -------------------------------------------------------------------
Income Taxes                                      (26)           145             11             -            130
                                               -------------------------------------------------------------------
Net Operating Income                               13            404             56             -            473
                                               -------------------------------------------------------------------
Other Income (Deductions)
  Dividends from affiliates                         -             17              2           (19)             -
  Accretion income                                  -             11              -             -             11
  Accretion expense                                 -            (31)             -             -            (31)
  Other income taxes, net                          (1)            12              1             -             12
  Other, net                                      260              5              2          (257)            10
                                               -------------------------------------------------------------------
     Total other income
       (deductions)                               259             14              5          (276)             2
                                               -------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt                       61            141             22             -            224
  Other interest                                    2             24              4            (3)            27
  Capitalized interest                              -             (2)            (6)            -             (8)
  Preferred dividends                               -             28             14           (14)            28
                                               -------------------------------------------------------------------
     Net fixed charges                             63            191             34           (17)           271
                                               -------------------------------------------------------------------
Net Income (Loss) before
  Common Stock Dividends                          209            227             27          (259)           204

Dividends on Common Stock                          89             70              -           (75)            84
                                               -------------------------------------------------------------------
Net Income (Loss) after
  Common Stock Dividends                       $  120         $  157         $   27        $ (184)        $  120
                                               ===================================================================
Average Number of CMS Energy Common Shares Outstanding                                                    88,810

Earnings Per CMS Energy Average Common Share                                                              $ 2.27

(1)  Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                                CONSUMERS POWER COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)


                                           Michigan      Huron         CMS                   Inter-    Consumers
                             Consumers       Gas         Hydro-      Midland       CMS      company      Power
                               Power       Storage      carbons     Holdings     Midland    Elimina-    Company
                             Company(2)    Company        Inc.       Company       Inc.      tions      Consol.
Operating Revenue
  Electric                       $2,277      $    -      $    -       $    -      $    -      $    -      $2,277
  Gas                             1,192          20           -            -           -         (17)      1,195
  Other                               1           -           1            7          30           -          39
                                 --------------------------------------------------------------------------------
     Total operating revenue      3,470          20           1            7          30         (17)      3,511
                                 --------------------------------------------------------------------------------
Operating Expenses
  Fuel for electric generation      283           -           -            -           -           -         283
  Purchased power -
    related parties                 491           -           -            -           -           -         491
  Purchased and interchange
    power                           196           -           -            -           -           -         196
  Cost of gas sold                  690          (2)          -            -           -         (17)        671
  Other operation expense           580          11           -            1           -           -         592
  Maintenance                       180           3           -            -           -           -         183
  Depreciation, depletion
    and amortization                355           1           -            -           1           -         357
  General taxes                     187           2           -            -           -           -         189
                                 --------------------------------------------------------------------------------
     Total operating expenses     2,962          15           -            1           1         (17)      2,962
                                 --------------------------------------------------------------------------------
Pretax Operating Income             508           5           1            6          29           -         549
                                 --------------------------------------------------------------------------------
Income Taxes                        133           2           -            -          10           -         145
                                 --------------------------------------------------------------------------------
Net Operating Income                375           3           1            6          19           -         404
                                 --------------------------------------------------------------------------------
Other Income (Deductions)
  Dividends from affiliates          17           -           -            -           -           -          17
  Accretion income                   11           -           -            -           -           -          11
  Accretion expense                 (31)          -           -            -           -           -         (31)
  Other income taxes, net            12           -           -            -           -           -          12
  Other, net                         35           -           -            -           -         (30)          5
                                 --------------------------------------------------------------------------------
     Total other income
       (deductions)                  44           -           -            -           -         (30)         14
                                 --------------------------------------------------------------------------------
Interest Charges
  Interest on long-term debt        141           -           -            -           -           -         141
  Other interest                     25           -           -            -           -          (1)         24
  Capitalized interest               (2)          -           -            -           -           -          (2)
                                 --------------------------------------------------------------------------------
     Net interest charges           164           -           -            -           -          (1)        163
                                 --------------------------------------------------------------------------------
Net Income (Loss)                   255           3           1            6          19         (29)        255

Preferred Stock Dividends            28           -           -            -           -           -          28
                                 --------------------------------------------------------------------------------
Net Income (Loss) after
  Dividends on Preferred Stock      227           3           1            6          19         (29)        227

Dividends on Common Stock            70           -           -            -           -           -          70
                                 --------------------------------------------------------------------------------
Net Income (Loss) After Common
  Dividends                      $  157      $    3      $    1       $    6      $   19      $  (29)     $  157
                                 ================================================================================


(2)  Represents Consumers Power Company, CMS Engineering Company and ES Services Company consolidated with Michigan Gas
     Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.


                                                CMS ENTERPRISES COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)


                                         CMS NOMECO     CMS            CMS                            CMS Gas
                                CMS        Oil and   Generation      Utility       CMS     CMS Gas  Transmission
                            Enterprises    Gas Co.       Co.        Services      Land    Marketing   Company
                             Company(3)    Consol.     Consol.         Inc.      Company   Company     Consol.
Operating Revenue
  Oil and gas exploration
    and production               $    -      $  127      $    -       $    -      $    -      $    -      $    -
  Independent power production        -           -          59            -           -           -           -
  Natural gas transmission, storage
    and marketing                     -           -           -            -           -         174          25
  Other                               -           -           -            5          11           -           -
                                 --------------------------------------------------------------------------------
     Total operating revenue          -         127          59            5          11         174          25
                                 --------------------------------------------------------------------------------
Operating Expenses
  Cost of gas sold                    -           -           -            -           -         169           3
  Other operation expense             2          37          45            4           -           3           6
  Maintenance                         -           3           -            -           -           -           -
  Depreciation, depletion
    and amortization                  -          52           2            1           -           -           3
  General taxes                       -           5           1            -           -           -           1
                                 --------------------------------------------------------------------------------
     Total operating expenses         2          97          48            5           -         172          13
                                 --------------------------------------------------------------------------------
Pretax Operating Income (Loss)       (2)         30          11            -          11           2          12
                                 --------------------------------------------------------------------------------
Income Taxes                         (1)         (2)          4            -           4           1           4
                                 --------------------------------------------------------------------------------
Net Operating Income (Loss)          (1)         32           7            -           7           1           8
                                 --------------------------------------------------------------------------------
Other Income (Deductions)
  Dividends from affiliates           2           -           -            -           -           -           -
  Other income taxes, net             -           -           1            -           -           -           -
  Other, net                         40           -           2            -           -           1           -
                                 --------------------------------------------------------------------------------
     Total other income
       (deductions)                  42           -           3            -           -           1           -
                                 --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt          -          11          10            -           -           -           1
  Other interest                      -           3           1            -           -           -           -
  Capitalized interest                -          (6)          -            -           -           -           -
  Preferred dividends                14           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Net fixed charges               14           8          11            -           -           -           1
                                 --------------------------------------------------------------------------------
Net Income (Loss)                $   27      $   24      $   (1)      $    -      $    7      $    2      $    7
                                 ================================================================================

















                                             (Continued on Following Page)


                                                CMS ENTERPRISES COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                Monarch     Inter-        CMS
                                Manage-    company    Enterprises
                                  ment     Elimina-     Company
                                Company     tions       Consol.
Operating Revenue
  Oil and gas exploration
    and production                $   -      $    -      $  127
  Independent power production        -           -          59
  Natural gas transmission, storage
    and marketing                     -           -         199
  Other                               2           -          18
                                 --------------------------------
     Total operating revenue          2           -         403
                                 --------------------------------
Operating Expenses
  Cost of gas sold                    -           -         172
  Other operation expense            (1)          -          96
  Maintenance                         -           -           3
  Depreciation, depletion
    and amortization                  -           -          58
  General taxes                       -           -           7
                                 --------------------------------
     Total operating expenses        (1)          -         336
                                 --------------------------------
Pretax Operating Income (Loss)        3           -          67
                                 --------------------------------
Income Taxes                          1           -          11
                                 --------------------------------
Net Operating Income (Loss)           2           -          56
                                 --------------------------------
Other Income (Deductions)
  Dividends from affiliates           -           -           2
  Other income taxes, net             -           -           1
  Other, net                          -         (41)          2
                                 --------------------------------
     Total other income
       (deductions)                   -         (41)          5
                                 --------------------------------
Fixed Charges
  Interest on long-term debt          -           -          22
  Other interest                      -           -           4
  Capitalized interest                -           -          (6)
  Preferred dividends                 -           -          14
                                 --------------------------------
     Net fixed charges                -           -          34
                                 --------------------------------
Net Income (Loss)                 $   2      $  (41)     $   27
                                 ================================









(3)  Represents CMS Enterprises Company, CMS Capital Corporation, CMS Electric Marketing Company and KJL Limited, Inc.
     consolidated with CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc., CMS Land
     Company, CMS Gas Marketing Company, CMS Gas Transmission Company and Monarch Management Company included on the equity method of accounting.


                                            CMS NOMECO OIL AND GAS COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)


                                                                              CMS NOMECO
                               CMS                     CMS                    Equatorial                 NOMECO
                              NOMECO      NOMECO      NOMECO        Terra       Guinea    CMS NOMECO    Colombia
                            Oil and Gas Australia International    Energy,    Oil & Gas    Venezuela       Oil
                             Company(4)  Pty. Ltd. Inc. Consol.      Ltd.         Co.         LDC        Company
Operating Revenue
  Oil and gas exploration
    and production               $   71      $    1      $   22       $    5      $    6      $    1      $    2
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total operating revenue         71           1          22            5           6           1           2
                                 --------------------------------------------------------------------------------
Operating Expenses
  Cost of products sold               -           1           -            -           -           -           -
  Other operation expense            16           -          10            -           1           1           1
  Maintenance                         3           -           -            -           -           -           -
  Depreciation, depletion
    and amortization                 37           -           4            2           1           -           1
  General taxes                       4           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total operating expenses        60           1          14            2           2           1           2
                                 --------------------------------------------------------------------------------
Pretax Operating Income              11           -           8            3           4           -           -
                                 --------------------------------------------------------------------------------
Income Taxes                         (9)          -           3            -           2           -           -
                                 --------------------------------------------------------------------------------
Net Operating Income                 20           -           5            3           2           -           -
                                 --------------------------------------------------------------------------------
Other Income (Deductions)
  Other income taxes, net             -           -           -            -           -           -           -
  Other, net                         10           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total other income
       (deductions)                  10           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt         10           -           1            -           -           -           -
  Other interest                      2           -           -            -           -           1           -
  Capitalized interest               (5)          -           -            -           -          (1)          -
                                 --------------------------------------------------------------------------------
     Net fixed charges                7           -           1            -           -           -           -
                                 --------------------------------------------------------------------------------
Net Income (Loss)                $   23      $    -      $    4       $    3      $    2      $    -      $    -
                                 ================================================================================


















                                             (Continued on Following Page)


                                            CMS NOMECO OIL AND GAS COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                             CMS NOMECO       CMS      Explota-      Inter-   CMS NOMECO
                                Inter-      NOMECO      ciones      company  Oil and Gas
                               national     Ecuador     Nomeco      Elimina-   Company
                                 Ltd.         LDC        Inc.        tions     Consol.
Operating Revenue
  Oil and gas exploration
    and production               $    -      $   15      $    4       $    -      $  127
  Other                               -           -           -            -           -
                                 --------------------------------------------------------
     Total operating revenue          -          15           4            -         127
                                 --------------------------------------------------------
Operating Expenses
  Cost of products sold               -           -           -            -           1
  Other operation expense             -           6           1            -          36
  Maintenance                         -           -           -            -           3
  Depreciation, depletion
    and amortization                  -           6           1            -          52
  General taxes                       -           -           1            -           5
                                 --------------------------------------------------------
     Total operating expenses         -          12           3            -          97
                                 --------------------------------------------------------
Pretax Operating Income               -           3           1            -          30
                                 --------------------------------------------------------
Income Taxes                          -           1           1            -          (2)
                                 --------------------------------------------------------
Net Operating Income                  -           2           -            -          32
                                 --------------------------------------------------------
Other Income (Deductions)
  Other income taxes, net             -           -           -            -           -
  Other, net                          2           -           -          (12)          -
                                 --------------------------------------------------------
     Total other income
       (deductions)                   2           -           -          (12)          -
                                 --------------------------------------------------------
Fixed Charges
  Interest on long-term debt          -           -           -            -          11
  Other interest                      4           -           -           (4)          3
  Capitalized interest                -           -           -            -          (6)
                                 --------------------------------------------------------
     Net fixed charges                4           -           -           (4)          8
                                 --------------------------------------------------------
Net Income (Loss)                $   (2)     $    2      $    -       $   (8)     $   24
                                 ========================================================











(4)  Represents CMS NOMECO Oil and Gas Company, NOMECO China Oil Co., NOMECO Thailand Oil Company, CMS NOMECO Pipeline
     Company, CMS NOMECO PNG Oil Co., NOMECO Exploration (Thailand) Limited, CMS NOMECO Holdings Ltd., CMS NOMECO Peru
     Company and CMS NOMECO Argentina LDC consolidated with CMS NOMECO International, Inc. included on the equity method of accounting.


                                            CMS NOMECO INTERNATIONAL, INC.
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)



                               CMS        Walter       CMS          Inter-    CMS NOMECO
                              NOMECO  International   NOMECO       Company      Inter.,
                          International   Congo,    Inter. Eq.     Elimina-       Inc.
                              Inc.(5)      Inc.    Guinea, Inc.     tions       Consol.
Operating Revenue
  Oil and gas exploration
    and production               $    -      $   17      $    5       $    -      $   22
  Other                               -           -           -            -           -
                             ------------------------------------------------------------
     Total operating revenue          -          17           5            -          22
                             ------------------------------------------------------------
Operating Expenses
  Cost of products sold               -           -           -            -           -
  Other operation expense             1           8           1            -          10
  Maintenance                         -           -           -            -           -
  Depreciation, depletion
    and amortization                  -           3           1            -           4
  General taxes                       -           -           -            -           -
                             ------------------------------------------------------------
     Total operating expenses         1          11           2            -          14
                            ------------------------------------------------------------
Pretax Operating Income (Loss)       (1)          6           3            -           8
                             ------------------------------------------------------------
Income Taxes                          -           2           1            -           3
                             ------------------------------------------------------------
Net Operating Income (Loss)          (1)          4           2            -           5
                             ------------------------------------------------------------
Other Income (Deductions)
  Other income taxes, net             -           -           -            -           -
  Other, net                          5           -           -           (5)          -
                             ------------------------------------------------------------
     Total other income
       (deductions)                   5           -           -           (5)          -
                             ------------------------------------------------------------
Fixed Charges
  Interest on long-term debt          -           1           -            -           1
  Other interest                      -           -           -            -           -
  Capitalized interest                -           -           -            -           -
                             ------------------------------------------------------------
     Net fixed charges                -           1           -            -           1
                             ------------------------------------------------------------
Net Income (Loss)                $    4      $    3      $    2       $   (5)     $    4
                             ============================================================












(5)  Represents CMS NOMECO International, Inc., Walter International Transportation, Inc. and Walter International
     Tunisia, Inc consolidated.


                                                CMS GENERATION COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)



                                             CMSG         CMSG      HYDRA-CO      CMSG                    Oxford
                                CMS         Honey         Filer      Enter-     Grayling      CMSG         Tire
                             Generation      Lake         City       prises,    Holdings   Operating      Supply
                               Co.(6)      Company        Inc.       Consol.    Company     Company        Inc.
Operating Revenue
  Independent power production   $    4      $    7      $    4       $   32      $    2      $    1      $    4
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total operating revenue          4           7           4           32           2           1           4
                                 --------------------------------------------------------------------------------
Operating Expenses
  Other operation expense            20           -           -           12           -           -           5
  Depreciation, depletion
    and amortization                  -           -           -            2           -           -           -
  General taxes                       1           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total operating expenses        21           -           -           14           -           -           5
                                 --------------------------------------------------------------------------------
Pretax Operating Income (Loss)      (17)          7           4           18           2           1          (1)
                                 --------------------------------------------------------------------------------
Income Taxes                         (9)          3           1            7           1           -           -
                                 --------------------------------------------------------------------------------
Net Operating Income (Loss)          (8)          4           3           11           1           1          (1)
                                 --------------------------------------------------------------------------------
Other Income (Deductions)
  Other income taxes, net             -           -           -            -           -           -           -
  Other, net                         16           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total other income
       (deductions)                  16           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt         10           -           -            -           -           -           -
  Other interest                      1           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Net fixed charges               11           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Net Income (Loss)                $   (3)     $    4      $    3       $   11      $    1      $    1      $   (1)
                                 ================================================================================
























                                             (Continued on Following Page)


                                                CMS GENERATION COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                                      Centrales       Mid-       OTR         Inter-        CMS
                                  CMSG     Oxford/     Termicas     Michigan   Northern     company     Generation
                                Holding  CMS Devel.    Mendoza     Recycling  California    Elimina-     Company
                                Company      L.P.        S.A.        L.L.C.      Inc.         tions      Consol.
Operating Revenue
  Independent power production   $    -      $   (1)     $    2       $    2      $    2      $    -      $   59
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total operating revenue          -          (1)          2            2           2           -          59
                                 --------------------------------------------------------------------------------
Operating Expenses
  Other operation expense             -           -           3            3           2           -          45
  Depreciation, depletion
    and amortization                  -           -           -            -           -           -           2
  General taxes                       -           -           -            -           -           -           1
                                 --------------------------------------------------------------------------------
     Total operating expenses         -           -           3            3           2           -          48
                                 --------------------------------------------------------------------------------
Pretax Operating Income (Loss)        -          (1)         (1)          (1)          -           -          11
                                 --------------------------------------------------------------------------------
Income Taxes                          1           -           -            -           -           -           4
                                 --------------------------------------------------------------------------------
Net Operating Income (Loss)          (1)         (1)         (1)          (1)          -           -           7
                                 --------------------------------------------------------------------------------
Other Income (Deductions)
  Other income taxes, net             1           -           -            -           -           -           1
  Other, net                          -           -           -            -           -         (14)          2
                                 --------------------------------------------------------------------------------
     Total other income
       (deductions)                   1           -           -            -           -         (14)          3
                                 --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt          -           -           -            -           -           -          10
  Other interest                      1           -           -            -           -          (1)          1
                                 --------------------------------------------------------------------------------
     Net fixed charges                1           -           -            -           -          (1)         11
                                 --------------------------------------------------------------------------------
Net Income (Loss)                $   (1)     $   (1)     $   (1)      $   (1)     $    -      $  (13)     $   (1)
                                 ================================================================================


















(6)  Represents CMS Generation Company, CMSG Filer City Operating Company, CMSG Grayling Company, CMS Midland II, CMS
     Resource Development Company, CMSG Genesee Company, CMSG Recycling Company, CMSG Lyonsdale Company, CMSG
     Chateaugay Company, CMSG Mon Valley Company, CMSG Investment Company I, CMSG Investment Company II, CMSG
     Investment Company III, CMSG Pinamucan LDC, CMSG Cebu LDC, CMSG Cebu Operating LDC, CMSG Montreal Company, CMSG
     Operating S.A., Cuyana S.A. de Inversiones, CMSG San Nicolas Company and CMS Generation S.A. consolidated with
     HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                                              HYDRA-CO ENTERPRISES, INC.
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)


                               HYDRA-CO   Lakewood      Inter-      HYDRO-CO
                                Enter-    Project      company       Enter-
                                prises,  Management    Elimina-      prises
                               Inc.(7)      Inc.         tions      Consol.
Operating Revenue
  Independent power production   $   31      $    1      $    -       $   32
  Other                               -           -           -            -
                                 --------------------------------------------
     Total operating revenue         31           1           -           32
                                 --------------------------------------------
Operating Expenses
  Other operation expense            11           1           -           12
  Depreciation, depletion
    and amortization                  2           -           -            2
  General taxes                       -           -           -            -
                                 --------------------------------------------
     Total operating expenses        13           1           -           14
                                 --------------------------------------------
Pretax Operating Income              18           -           -           18
                                 --------------------------------------------
Income Taxes                          7           -           -            7
                                 --------------------------------------------
Net Operating Income                 11           -           -           11
                                 --------------------------------------------
Other Income (Deductions)
  Other income taxes, net             -           -           -            -
  Other, net                          2           -          (2)           -
                                 --------------------------------------------
     Total other income
       (deductions)                   2           -          (2)           -
                                 --------------------------------------------
Fixed Charges
  Interest on long-term debt          -           -           -            -
  Other interest                      -           -           -            -
                                 --------------------------------------------
     Net fixed charges                -           -           -            -
                                 --------------------------------------------
Net Income (Loss)                $   13      $    -      $   (2)      $   11
                                 ============================================


















(7)  Represents HYDRA-CO Enterprises, Inc., HCE Appomattox, Inc., HCE Hudson, Inc., HCE Imperial Valley, Inc., HCE
     Jamaica Development, Inc., HCE Lakewood, Inc., HYDRA-CO Generation Inc. and New Bern Project Management, Inc.
     consolidated.


                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                           Consolidating Statement of Income
                                         For the Year Ended December 31, 1995
                                                     (In Millions)


                                                         CMS          CMS        CMS         Inter-     CMS Gas
                              CMS Gas        CMS     Gulf Coast       Gas      Jackson      company   Transmission
                           Transmission    Antrim      Storage     Argentina   Pipeline     Elimina-     Company
                             Company(8)    Company     Company      Company     Company      tions       Consol.
Operating Revenue
  Natural gas transmission and
    storage                      $    9      $    7      $    2       $    5      $    2      $    -      $   25
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Total operating revenue          9           7           2            5           2           -          25
                                 --------------------------------------------------------------------------------
Operating Expenses
  Cost of gas sold                    3           -           -            -           -           -           3
  Other operation expense             3           1           1            -           1           -           6
  Depreciation, depletion
    and amortization                  1           1           -            1           -           -           3
  General taxes                       1           -           -            -           -           -           1
                                 --------------------------------------------------------------------------------
     Total operating expenses         8           2           1            1           1           -          13
                                 --------------------------------------------------------------------------------
Pretax Operating Income               1           5           1            4           1           -          12
                                 --------------------------------------------------------------------------------
Income Taxes                          3           1           -            -           -           -           4
                                 --------------------------------------------------------------------------------
Net Operating Income (Loss)          (2)          4           1            4           1           -           8
                                 --------------------------------------------------------------------------------
Other Income (Deductions)
  Other income taxes, net             -           -           -            -           -           -           -
  Other, net                         10           1           -            -           -         (11)          -
                                 --------------------------------------------------------------------------------
     Total other income
       (deductions)                  10           1           -            -           -         (11)          -
                                 --------------------------------------------------------------------------------
Fixed Charges
  Interest on long-term debt          1           -           -            -           -           -           1
  Other interest                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
     Net fixed charges                1           -           -            -           -           -           1
                                 --------------------------------------------------------------------------------
Net Income (Loss)                $    7      $    5      $    1       $    4      $    1      $  (11)     $    7
                                 ================================================================================


















(8)  Represents CMS Gas Transmission and Storage Company, CMS Saginaw Bay Company, CMS Saginaw Bay Lateral Company, CMS
     Grands Lacs Holding Company and CMS Specialty Gas Processors Company consolidated.


                                                CMS ENERGY CORPORATION
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)


                                          Consumers     CMS          Inter-
                                            Power   Enterprises     company   CMS Energy
                             CMS Energy    Company    Company       Elimina- Corporation
                              Corp.(1)     Consol.    Consol.        tions      Consol.
Plant and Property (At Cost)
  Electric                       $    -      $6,103      $    -       $    -      $6,103
  Gas                                 -       2,169          49            -       2,218
  Oil and gas properties              -           -       1,074            -       1,074
  Other                              21          30          60           (6)        105
                                 --------------------------------------------------------
                                     21       8,302       1,183           (6)      9,500
  Less accumulated depreciation,
    depletion and amortization        2       4,090         535            -       4,627
                                 --------------------------------------------------------
                                     19       4,212         648           (6)      4,873
  Construction work-in-progress       -         190          11            -         201
                                 --------------------------------------------------------
                                     19       4,402         659           (6)      5,074
                                 --------------------------------------------------------
Investments
  Associated companies            2,352         337          55       (2,744)          -
  First Midland Limited
    Partnership                       -         225           -            -         225
  Independent power production        -           -         275            -         275
  Natural gas transmission, storage
    and marketing                     -           -         193            -         193
  Midland Cogeneration
    Venture                           -         103           -            -         103
  Other                               -           7          15            -          22
                                 --------------------------------------------------------
                                  2,352         672         538       (2,744)        818
                                 --------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       -          14          42            -          56
  Accounts receivable                (9)        (36)        142          (22)         75
  Accrued revenues                    -         183          38            -         221
  Inventories to average cost
    Gas in underground storage        -         184           -            -         184
    Materials and supplies            -          72          11            -          83
    Generating plant fuel
      stock                           -          37           -            -          37
  Deferred income taxes              (2)         26           -            -          24
  Postretirement benefits             -          25           -            -          25
  Prepayments and other               4         181          20            -         205
                                 --------------------------------------------------------
                                     (7)        686         253          (22)        910
                                 --------------------------------------------------------
Non-current Assets
  Postretirement benefits             -         462           -            -         462
  Abandoned Midland project           -         131           -            -         131
  Nuclear decommissioning
    trust funds                       -         304           -            -         304
  Other                              85         297         140          (78)        444
                                 --------------------------------------------------------
                                     85       1,194         140          (78)      1,341
                                 --------------------------------------------------------
Total Assets                     $2,449      $6,954      $1,590      $(2,850)     $8,143
                                 ========================================================




(1)  Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                                CMS ENERGY CORPORATION
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)


                                          Consumers     CMS          Inter-
                                            Power   Enterprises     company   CMS Energy
                             CMS Energy    Company    Company       Elimina- Corporation
                              Corp.(1)     Consol.    Consol.        tions      Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    1      $  841      $    -      $  (841)     $    1
    Other paid-in-capital         2,094         491         833       (1,467)      1,951
    Revaluation capital              (8)         29          14          (43)         (8)
    Retained earnings              (475)        237         (93)        (144)       (475)
                                 --------------------------------------------------------
                                  1,612       1,598         754       (2,495)      1,469
  Preferred stock                     -         356         249         (249)        356
  Long-term debt                    827       1,922         232          (75)      2,906
  Non-current capital leases          -         104           2            -         106
                                 --------------------------------------------------------
                                  2,439       3,980       1,237       (2,819)      4,837
                                 --------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -          45         116            -         161
  Current capital leases              -          45           1            -          46
  Notes payable                       -         341           -            -         341
  Accounts payable                    1         207         102           (6)        304
  Accounts payable - related
    parties                           6          56           3          (12)         53
  Power purchases -
    settlement                        -          90           -            -          90
  Accrued interest                   11          32           7           (5)         45
  Accrued taxes                      24         225           7            -         256
  Accrued refunds                     -          22           -            -          22
  Other                               -         178          16           (2)        192
                                 --------------------------------------------------------
                                     42       1,241         252          (25)      1,510
                                 --------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             6         517          10            -         533
  Power purchases -
    settlement                        -         221           -            -         221
  Deferred income taxes             (38)        605          73            -         640
  Deferred investment tax credit      -         169           2            -         171
  Regulatory liabilities for
    income taxes, net                 -          44           -            -          44
  Other                               -         177          16           (6)        187
                                 --------------------------------------------------------
                                    (32)      1,733         101           (6)      1,796
                                 --------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $2,449      $6,954      $1,590      $(2,850)     $8,143
                                 ========================================================









(1)  Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                                CONSUMERS POWER COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)


                                           Michigan      Huron         CMS                   Inter-    Consumers
                              Consumers       Gas        Hydro-      Midland       CMS      company      Power
                                Power       Storage     carbons     Holdings     Midland    Elimina-    Company
                             Company(2)     Company       Inc.       Company       Inc.      tions      Consol.
Plant and Property (At Cost)
  Electric                       $6,103      $    -      $    -       $    -      $    -      $    -      $6,103
  Gas                             2,069         100           -            -           -           -       2,169
  Other                              30           -           -            -           -           -          30
                                 --------------------------------------------------------------------------------
                                  8,202         100           -            -           -           -       8,302
  Less accumulated depreciation,
    depletion and amortization    4,038          52           -            -           -           -       4,090
                                 --------------------------------------------------------------------------------
                                  4,164          48           -            -           -           -       4,212
  Construction work-in-progress     187           3           -            -           -           -         190
                                 --------------------------------------------------------------------------------
                                  4,351          51           -            -           -           -       4,402
                                 --------------------------------------------------------------------------------
Investments
  Associated companies              589           -           -            -           -        (252)        337
  First Midland Limited
    Partnership                       -           -           -          225           -           -         225
  Midland Cogeneration
    Venture                           -           -           -            -         103           -         103
  Other                               -           -           7            -           -           -           7
                                 --------------------------------------------------------------------------------
                                    589           -           7          225         103        (252)        672
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                      13           1           -            -           -           -          14
  Accounts receivable               (28)          3           -            -          10         (21)        (36)
  Accrued revenues                  183           -           -            -           -           -         183
  Inventories to average cost
    Gas in underground storage      184           -           -            -           -           -         184
    Materials and supplies           72           -           -            -           -           -          72
    Generating plant fuel
      stock                          37           -           -            -           -           -          37
  Deferred income taxes              26           -           -            -           -           -          26
  Postretirement benefits            25           -           -            -           -           -          25
  Prepayments and other             181           -           -            -           -           -         181
                                 --------------------------------------------------------------------------------
                                    693           4           -            -          10         (21)        686
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits           456           6           -            -           -           -         462
  Abandoned Midland project         131           -           -            -           -           -         131
  Nuclear decommissioning
    trust funds                     304           -           -            -           -           -         304
  Other                             294           1           -            2           -           -         297
                                 --------------------------------------------------------------------------------
                                  1,185           7           -            2           -           -       1,194
                                 --------------------------------------------------------------------------------
Total Assets                     $6,818      $   62      $    7       $  227      $  113      $ (273)     $6,954
                                 ================================================================================




(2)  Represents Consumers Power Company, CMS Engineering Company, ES Services Company and MEC Development Corporation
     consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron
     Hydrocarbons, Inc. included on the equity method of accounting.


                                                CONSUMERS POWER COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)


                                           Michigan      Huron        CMS                    Inter-    Consumers
                             Consumers        Gas        Hydro-      Midland       CMS      company      Power
                               Power        Storage     carbons     Holdings     Midland    Elimina-    Company
                             Company(2)     Company       Inc.       Company       Inc.      tions       Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $  841      $   15      $    -       $    -      $    -      $  (15)     $  841
    Other paid-in-capital           491           5           2           45         135        (187)        491
    Revaluation capital              29           -           -            -           -           -          29
    Retained earnings               237          21           3           24           2         (50)        237
                                 --------------------------------------------------------------------------------
                                  1,598          41           5           69         137        (252)      1,598
  Preferred stock                   356           -           -            -           -           -         356
  Long-term debt                  1,922           -           -            -           -           -       1,922
  Non-current capital leases        104           -           -            -           -           -         104
                                 --------------------------------------------------------------------------------
                                  3,980          41           5           69         137        (252)      3,980
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                             45           -           -            -           -           -          45
  Current capital leases             45           -           -            -           -           -          45
  Notes payable                     351           9           -            -           -         (19)        341
  Accounts payable                  206           1           -            -           -           -         207
  Accounts payable - related
    parties                          56           1           1            -           -          (2)         56
  Power purchases -
    settlement                       90           -           -            -           -           -          90
  Accrued interest                   32           -           -            -           -           -          32
  Accrued taxes                     234           1           -          (10)          -           -         225
  Accrued refunds                    22           -           -            -           -           -          22
  Other                             177           1           -            -           -           -         178
                                 --------------------------------------------------------------------------------
                                  1,258          13           1          (10)          -         (21)      1,241
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits           511           6           -            -           -           -         517
  Power purchases -
    settlement                      221           -           -            -           -           -         221
  Deferred income taxes             491           1           1          137         (25)          -         605
  Deferred investment tax credit    137           -           -           31           1           -         169
  Regulatory liabilities for
    income taxes, net                44           -           -            -           -           -          44
  Other                             176           1           -            -           -           -         177
                                 --------------------------------------------------------------------------------
                                  1,580           8           1          168         (24)          -       1,733
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $6,818      $   62      $    7       $  227      $  113      $ (273)     $6,954
                                 ================================================================================







(2)  Represents Consumers Power Company, CMS Engineering Company, ES Services Company and MEC Development Corporation
     consolidated with Michigan Gas Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron
     Hydrocarbons, Inc. included on the equity method of accounting.


                                                CMS ENTERPRISES COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)


                                        CMS NOMECO      CMS           CMS                              CMS Gas
                                 CMS      Oil and    Generation     Utility        CMS     CMS Gas  Transmission
                            Enterprises   Gas Co.        Co.        Services      Land    Marketing    Company
                             Company(3)   Consol.      Consol.        Inc.       Company   Company     Consol.
Plant and Property (At Cost)
  Oil and gas properties         $    -      $1,074      $    -       $    -      $    -      $    -      $    -
  Natural gas transmission, storage
    and marketing                     -           -           -            -           -           -          49
  Other                               -           -          41            4          15           -           -
                                 --------------------------------------------------------------------------------
                                      -       1,074          41            4          15           -          49
  Less accumulated depreciation,
    depletion and amortization        -         525           1            3           -           -           6
                                 --------------------------------------------------------------------------------
                                      -         549          40            1          15           -          43
  Construction work-in-progress       -           -           -            -           -           -          11
                                 --------------------------------------------------------------------------------
                                      -         549          40            1          15           -          54
                                 --------------------------------------------------------------------------------
Investments
  Associated companies            1,004           -           -            -           -           -           -
  Independent power production        -           -         275            -           -           -           -
  Natural gas transmission, storage
    and marketing                     -           -           -            -           -           -         193
  Other                               1           3           -            -          11           -           -
                                 --------------------------------------------------------------------------------
                                  1,005           3         275            -          11           -         193
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       1          13          23            -           -           3           2
  Accounts receivable                 3          32          66            3           5          25          14
  Accrued revenues                    -          38           -            -           -           -           -
  Materials and supplies              -           2           8            -           -           -           1
  Prepayments and other               -          13           3            -           -           3           1
                                 --------------------------------------------------------------------------------
                                      4          98         100            3           5          31          18
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                               -          21         111            -           -           -           8
                                 --------------------------------------------------------------------------------
                                      -          21         111            -           -           -           8
                                 --------------------------------------------------------------------------------
Total Assets                     $1,009      $  671      $  526       $    4      $   31      $   31      $  273
                                 ================================================================================





















                                             (Continued on Following Page)


                                                CMS ENTERPRISES COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                            Inter-      CMS
                                  CMS      company  Enterprises
                                Capital    Elimina-   Company
                                 Corp.      tions     Consol.
Plant and Property (At Cost)
  Oil and gas properties         $    -      $    -      $1,074
  Natural gas transmission, storage
    and marketing                     -           -          49
  Other                               -           -          60
                                 -------------------------------
                                      -           -       1,183
  Less accumulated depreciation,
    depletion and amortization        -           -         535
                                 -------------------------------
                                      -           -         648
  Construction work-in-progress       -           -          11
                                 -------------------------------
                                      -           -         659
                                 -------------------------------
Investments
  Associated companies                -        (949)         55
  Independent power production        -           -         275
  Natural gas transmission, storage
    and marketing                     -           -         193
  Other                               -           -          15
                                 -------------------------------
                                      -        (949)        538
                                 -------------------------------
Current Assets
  Cash and temporary cash
    investments                       -           -          42
  Accounts receivable                10         (16)        142
  Accrued revenues                    -           -          38
  Materials and supplies              -           -          11
  Prepayments and other               -           -          20
                                 -------------------------------
                                     10         (16)        253
                                 -------------------------------
Non-current Assets
  Postretirement benefits             -           -           -
  Other                               -           -         140
                                 -------------------------------
                                      -           -         140
                                 -------------------------------
Total Assets                     $   10      $ (965)     $1,590
                                 ===============================













(3)  Represents CMS Enterprises Company, CMS Electric Marketing Company, KJL Limited, Inc. and Monarch Management
     Company consolidated with CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc., CMS
     Land Company, CMS Capital Corporation, CMS Gas Marketing Company and CMS Gas Transmission Company included on the equity method of accounting.


                                                CMS ENTERPRISES COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)


                                         CMS NOMECO      CMS           CMS                             CMS Gas
                                CMS       Oil and    Generation     Utility        CMS     CMS Gas  Transmission
                            Enterprises    Gas Co.       Co.        Services      Land    Marketing    Company
                             Company(3)    Consol.     Consol.        Inc.       Company   Company     Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital           833         173         413            6           8           2         224
    Revaluation capital              14           -          (9)           -           -           -           -
    Retained earnings               (93)        176         (75)          (3)          8           4          12
                                 --------------------------------------------------------------------------------
                                    754         349         329            3          16           6         236
  Preferred stock                   249           -           -            -           -           -           -
  Long-term debt                      -         187          23            -          10           -          12
  Non-current capital leases          -           1           1            -           -           -           -
                                 --------------------------------------------------------------------------------
                                  1,003         537         353            3          26           6         248
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           4         110            -           -           -           2
  Current capital leases              -           1           -            -           -           -           -
  Notes payable                       2           -           1            -           -           -           9
  Accounts payable                    -          61          12            1           -          24           5
  Accounts payable - related
    parties                           2           -           3            -           -           1           -
  Accrued interest                    -           2           2            -           3           -           -
  Accrued taxes                       1           2           1            -           -           -           3
  Other                               4           3           9            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      9          73         138            1           3          25          19
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             1           4           3            1           -           -           1
  Deferred income taxes              (4)         51          21           (1)          2           -           4
  Deferred investment tax credit      -           -           2            -           -           -           -
  Other                               -           6           9            -           -           -           1
                                 --------------------------------------------------------------------------------
                                     (3)         61          35            -           2           -           6
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $1,009      $  671      $  526       $    4      $   31      $   31      $  273
                                 ================================================================================


















                                             (Continued on Following Page)


                                                CMS ENTERPRISES COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                            Monarch     Inter-       CMS
                                  CMS       Manage-    company   Enterprises
                                Capital       ment     Elimina-    Company
                                 Corp.      Company     tions      Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -
    Other paid-in-capital            16           2        (844)         833
    Revaluation capital               -           -           9           14
    Retained earnings                (7)          -        (115)         (93)
                                 --------------------------------------------
                                      9           2        (950)         754
  Preferred stock                     -           -           -          249
  Long-term debt                      -           -           -          232
  Non-current capital leases          -           -           -            2
                                 --------------------------------------------
                                      9           2        (950)       1,237
                                 --------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           -           -          116
  Current capital leases              -           -           -            1
  Notes payable                       1           -         (13)           -
  Accounts payable                    -          (2)          1          102
  Accounts payable - related
    parties                           -           -          (3)           3
  Accrued interest                    -           -           -            7
  Accrued taxes                       -           -           -            7
  Other                               -           -           -           16
                                 --------------------------------------------
                                      1          (2)        (15)         252
                                 --------------------------------------------
Non-current Liabilities
  Postretirement benefits             -           -           -           10
  Deferred income taxes               -           -           -           73
  Deferred investment tax credit      -           -           -            2
  Other                               -           -           -           16
                                 --------------------------------------------
                                      -           -           -          101
                                 --------------------------------------------
Total Stockholders' Equity
  and Liabilities                $   10      $    -      $ (965)      $1,590
                                 ============================================














(3)  Represents CMS Enterprises Company, CMS Electric Marketing Company and KJL Limited, Inc. consolidated with CMS
     NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc., CMS Land Company, CMS Capital
     Corporation, CMS Gas Marketing Company, CMS Gas Transmission Company and Monarch Management Company included on the equity method of accounting.


                                            CMS NOMECO OIL AND GAS COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)



                                                       Explota-  CMS NOMECO        CMS        CMS        CMS
                             CMS NOMECO    NOMECO      ciones       Inter-       NOMECO      NOMECO    NOMECO
                            Oil and Gas   Australia     Nomeco     national      Ecuador   Venezuela  Interna.
                             Company(4)   Pty. Ltd.      Inc.        Ltd.          LDC        LDC   Inc. Consol.
Plant and Property (At Cost)
  Oil and gas properties         $  778      $    1      $   32       $    -      $  111      $    7      $   56
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                    778           1          32            -         111           7          56
  Less accumulated depreciation,
    depletion and amortization      499           -           2            -           8           -           3
                                 --------------------------------------------------------------------------------
                                    279           1          30            -         103           7          53
  Construction work-in-progress       -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                    279           1          30            -         103           7          53
                                 --------------------------------------------------------------------------------
Investments
  Associated companies              208           -           -          117           -           -           -
  Other                               -           2           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                    208           2           -          117           -           -           -
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       -           -           1            -           -           1          11
  Accounts receivable                74           -           -            -          (7)          -          18
  Accrued revenues                   10           -           -            -          17           1           2
  Materials and supplies              -           -           -            -           -           -           2
  Prepayments and other               3           -           -            -           -           -           3
                                 --------------------------------------------------------------------------------
                                     87           -           1            -          10           2          36
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                              14           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     14           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Total Assets                     $  588      $    3      $   31       $  117      $  113      $    9      $   89
                                 ================================================================================






















                                             (Continued on Following Page)


                                            CMS NOMECO OIL AND GAS COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                                    CMS NOMECO
                                  CMS               Equatorial                     CMS       NOMECO
                                NOMECO     NOMECO     Guinea         Terra       NOMECO     Colombia
                                PNG Oil   China Oil  Oil & Gas      Energy,     Holdings       Oil
                                  Co.      Company      Co.           Ltd.        Ltd.       Company
Plant and Property (At Cost)
  Oil and gas properties         $    -      $    -      $   13       $   68      $    -      $    8
  Other                               -           -           -            -           -           -
                                 --------------------------------------------------------------------
                                      -           -          13           68           -           8
  Less accumulated depreciation,
    depletion and amortization        -           -           3            2           -           8
                                 --------------------------------------------------------------------
                                      -           -          10           66           -           -
  Construction work-in-progress       -           -           -            -           -           -
                                 --------------------------------------------------------------------
                                      -           -          10           66           -           -
                                 --------------------------------------------------------------------
Investments
  Associated companies                -           -           -            -           1           -
  Other                               -           -           -            1           -           -
                                 --------------------------------------------------------------------
                                      -           -           -            1           1           -
                                 --------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       -           -           -            -           -           -
  Accounts receivable                 1           1           1           26           2           6
  Accrued revenues                    -           -           1            6           -           1
  Materials and supplies              -           -           -            -           -           -
  Prepayments and other               -           -           1            6           -           -
                                 --------------------------------------------------------------------
                                      1           1           3           38           2           7
                                 --------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -
  Other                               -           -           -            7           -           -
                                 --------------------------------------------------------------------
                                      -           -           -            7           -           -
                                 --------------------------------------------------------------------
Total Assets                     $    1      $    1      $   13       $  112      $    3      $    7
                                 --------------------------------------------------------------------






















                                             (Continued on Following Page)


                                            CMS NOMECO OIL AND GAS COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                Inter-    CMS NOMECO
                               company    Oil and Gas
                               Elimina-     Company
                                tions       Consol.
Plant and Property (At Cost)
  Oil and gas properties         $    -      $1,074
  Other                               -           -
                                 -------------------
                                      -       1,074
  Less accumulated depreciation,
    depletion and amortization        -         525
                                 -------------------
                                      -         549
  Construction work-in-progress       -           -
                                 -------------------
                                      -         549
                                 -------------------
Investments
  Associated companies             (326)          -
  Other                               -           3
                                 -------------------
                                   (326)          3
                                 -------------------
Current Assets
  Cash and temporary cash
    investments                       -          13
  Accounts receivable               (90)         32
  Accrued revenues                    -          38
  Materials and supplies              -           2
  Prepayments and other               -          13
                                 -------------------
                                    (90)         98
                                 -------------------
Non-current Assets
  Postretirement benefits             -           -
  Other                               -          21
                                 -------------------
                                      -          21
                                 -------------------
Total Assets                     $ (416)     $  671
                                 ===================


















(4)  Represents CMS NOMECO Oil and Gas Company, NOMECO Thailand Oil Company, CMS NOMECO Pipeline Company, NOMECO
     Exploration (Thailand) Limited, CMS NOMECO Peru Company and CMS NOMECO International Venezuela, Inc. consolidated with CMS NOMECO International, Inc. included on the equity method of accounting.


                                            CMS NOMECO OIL AND GAS COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)



                                                       Explota-                   CMS     CMS NOMECO      CMS
                             CMS NOMECO    NOMECO       ciones        Terra     NOMECO       Inter-     NOMECO
                            Oil and Gas   Australia     Nomeco       Energy,    Ecuador     national   Interna.
                             Company(4)   Pty. Ltd.       Inc.         Ltd.       LDC         Ltd.   Inc. Consol
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    1      $    -
    Other paid-in-capital           175           -          30           63         108          56          35
    Retained earnings               176           1           -            3           3          (4)          4
                                 --------------------------------------------------------------------------------
                                    351           1          30           66         111          53          39
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                    177           -           -            -           -           -           8
  Non-current capital leases          -           -           -            1           -           -           -
                                 --------------------------------------------------------------------------------
                                    528           1          30           67         111          53          47
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           -           -            -           -           -           3
  Current capital leases              -           -           -            1           -           -           -
  Notes payable                       -           1           -            -           -          58           -
  Accounts payable                    5           -           -           32           1           -          22
  Accounts payable - related
    parties                           3           1           -            -           -           -          14
  Accrued interest                    2           -           -            -           -           6           -
  Accrued taxes                       -           -           -            -           -           -           1
  Other                               2           -           -            1           -           -           -
                                 --------------------------------------------------------------------------------
                                     12           2           -           34           1          64          40
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             4           -           -            -           -           -           -
  Deferred income taxes              42           -           1            7           1           -           2
  Deferred investment tax credit      -           -           -            -           -           -           -
  Other                               2           -           -            4           -           -           -
                                 --------------------------------------------------------------------------------
                                     48           -           1           11           1           -           2
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $  588      $    3      $   31       $  112      $  113      $  117      $   89
                                 ================================================================================


















                                             (Continued on Following Page)


                                            CMS NOMECO OIL AND GAS COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                                     CMS NOMECO
                                  CMS                Equatorial     NOMECO                   NOMECO       CMS
                                NOMECO      NOMECO     Guinea    Exploration     NOMECO     Colombia     NOMECO
                                PNG Oil   China Oil   Oil & Gas   (Thailand)    Holdings       Oil     Venezuela
                                  Co.      Company       Co.        Limited       Ltd.       Company      LDC
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital             1           3           -            7          (1)         29           8
    Retained earnings                (1)         (2)          4           (7)          4         (21)          -
                                 --------------------------------------------------------------------------------
                                      -           1           4            -           3           8           8
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                      -           -           2            -           -           -           -
  Non-current capital leases          -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           1           6            -           3           8           8
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           -           1            -           -           -           -
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       -           -           4            -           -           -           -
  Accounts payable                    -           -           -            -           -           -           1
  Accounts payable - related
    parties                           -           -           -            -           -           3           -
  Accrued interest                    -           -           -            -           -           -           -
  Accrued taxes                       1           -           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      1           -           5            -           -           3           1
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             -           -           -            -           -           -           -
  Deferred income taxes               -           -           2            -           -          (4)          -
  Deferred investment tax credit      -           -           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           2            -           -          (4)          -
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $    1      $    1      $   13       $    -      $    3      $    7      $    9
                                 ================================================================================


















                                             (Continued on Following Page)


                                            CMS NOMECO OIL AND GAS COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                Inter-    CMS NOMECO
                               company    Oil and Gas
                               Elimina-     Company
                                tions       Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $   (1)     $    -
    Other paid-in-capital          (341)        173
    Retained earnings                16         176
                                 -------------------
                                   (326)        349
  Preferred stock                     -           -
  Long-term debt                      -         187
  Non-current capital leases          -           1
                                 -------------------
                                   (326)        537
                                 -------------------
Current Liabilities
  Current portion of long-term
    debt                              -           4
  Current capital leases              -           1
  Notes payable                     (63)          -
  Accounts payable                    -          61
  Accounts payable - related
    parties                         (21)          -
  Accrued interest                   (6)          2
  Accrued taxes                       -           2
  Other                               -           3
                                 -------------------
                                    (90)         73
                                 -------------------
Non-current Liabilities
  Postretirement benefits             -           4
  Deferred income taxes               -          51
  Deferred investment tax credit      -           -
  Other                               -           6
                                 -------------------
                                      -          61
                                 -------------------
Total Stockholders' Equity
  and Liabilities                $ (416)     $  671
                                 ===================














(4)  Represents CMS NOMECO Oil and Gas Company, NOMECO Thailand Oil Company, CMS NOMECO Pipeline Company, CMS NOMECO
     International Venezuela, Inc., CMS NOMECO Peru Company and NOMECO Argentina LDC consolidated with CMS NOMECO
     International, Inc. included on the equity method of accounting.


                                            CMS NOMECO INTERNATIONAL, INC.
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)



                                CMS       Walter        CMS        Walter        Walter      Inter-      CMS
                              NOMECO  International   NOMECO   International     Inter-     company    NOMECO
                          International    Congo    Inter. Eq.    Tunisia       national    Elimina-  Interna.
                              Inc.(5)       Inc.   Guinea, Inc.     Inc.        Alba LPG     tions  Inc. Consol.
Plant and Property (At Cost)
  Oil and gas properties         $    7      $   34      $    9       $    3      $    3      $    -      $   56
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      7          34           9            3           3           -          56
  Less accumulated depreciation,
    depletion and amortization        -           2           1            -           -           -           3
                                 --------------------------------------------------------------------------------
                                      7          32           8            3           3           -          53
  Construction work-in-progress       -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      7          32           8            3           3           -          53
                                 --------------------------------------------------------------------------------
Investments
  Associated companies               40           -           -            -           -         (40)          -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     40           -           -            -           -         (40)          -
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       7           3           1            -           -           -          11
  Accounts receivable                 7          12           5            -           -          (6)         18
  Accrued revenues                    -           2           -            -           -           -           2
  Materials and supplies              -           2           -            -           -           -           2
  Prepayments and other               -           3           -            -           -           -           3
                                 --------------------------------------------------------------------------------
                                     14          22           6            -           -          (6)         36
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Total Assets                     $   61      $   54      $   14       $    3      $    3      $  (46)     $   89
                                 ================================================================================
















(5)  Represents CMS NOMECO International, Inc. and Walter International Transportation, Inc. consolidated.


                                            CMS NOMECO INTERNATIONAL, INC.
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)



                                CMS       Walter        CMS        Walter        Walter      Inter        CMS
                              NOMECO  International   NOMECO   International     Inter-     company     NOMECO
                          International    Congo    Inter. Eq.    Tunisia       national    Elimina-   Interna.
                              Inc.(5)       Inc.   Guinea, Inc.     Inc.        Alba LPG     tions   Inc. Consol
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital            35          28           6            -           1         (35)         35
    Retained earnings                 4           3           2            -           -          (5)          4
                                 --------------------------------------------------------------------------------
                                     39          31           8            -           1         (40)         39
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                      -           6           2            -           -           -           8
  Non-current capital leases          -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     39          37          10            -           1         (40)         47
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           2           1            -           -           -           3
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       -           -           -            -           -           -           -
  Accounts payable                    3          19           -            -           -           -          22
  Accounts payable - related
    parties                          19          (6)          2            3           2          (6)         14
  Accrued interest                    -           -           -            -           -           -           -
  Accrued taxes                       -           1           -            -           -           -           1
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     22          16           3            3           2          (6)         40
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             -           -           -            -           -           -           -
  Deferred income taxes               -           1           1            -           -           -           2
  Deferred investment tax credit      -           -           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           1           1            -           -           -           2
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $   61      $   54      $   14       $    3      $    3      $  (46)     $   89
                                 ================================================================================















(5)  Represents CMS NOMECO International, Inc. and Walter International Transportation, Inc. consolidated.


                                                CMS GENERATION COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)



                                              CMSG        CMSG                    CMSG                     CMSG
                                 CMS         Honey        Filer       CMSG      Grayling      CMSG         Mon
                             Generation       Lake        City      Grayling    Holdings   Operating      Valley
                               Co.(6)       Company       Inc.       Company     Company    Company      Company
Plant and Property (At Cost)
  Independent power production   $    -      $    -      $    -       $    -      $    -      $    -      $    -
  Less accumulated depreciation,
    depletion and amortization        -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
  Construction work-in-progress       -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Investments
  Associated companies              305           -           -            -           -           -           -
  Other                              36          27          12            1           9           -           -
                                 --------------------------------------------------------------------------------
                                    341          27          12            1           9           -           -
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       6           -           -            -           1           -           -
  Accounts receivable                50           1           2            -           -           4           -
  Materials and supplies              -           -           -            -           -           -           -
  Prepayments and other               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     56           1           2            -           1           4           -
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                              55           -           -            3           -           -           1
                                 --------------------------------------------------------------------------------
                                     55           -           -            3           -           -           1
                                 --------------------------------------------------------------------------------
Total Assets                     $  452      $   28      $   14       $    4      $   10      $    4      $    1
                                 ================================================================================

























                                             (Continued on Following Page)


                                                CMS GENERATION COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)



                               CMSG                                   Mid-        CMSG                  HYDRA-CO
                             Resource       CMS         CMSG        Michigan     Invest.      CMSG       Enter-
                           Development  Generation   Recycling     Recycling     Company      Cebu       prises
                             Company        S.A.      Company        L.L.C.         I          LDC       Consol.
Plant and Property (At Cost)
  Independent power production   $    -      $    -      $    -       $    2      $    -      $    -      $    -
  Less accumulated depreciation,
    depletion and amortization        -           -           -            1           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            1           -           -           -
  Construction work-in-progress       -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            1           -           -           -
                                 --------------------------------------------------------------------------------
Investments
  Associated companies                -           -           2            -          10           -           -
  Other                               -          48           -            -           1           8         119
                                 --------------------------------------------------------------------------------
                                      -          48           2            -          11           8         119
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       -           -           -            -           -           -          13
  Accounts receivable                 4           1           -            1          (1)          -          16
  Materials and supplies              -           -           -            -           -           -           -
  Prepayments and other               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      4           1           -            1          (1)          -          29
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                               -           -           -            3           -           1          41
                                 --------------------------------------------------------------------------------
                                      -           -           -            3           -           1          41
                                 --------------------------------------------------------------------------------
Total Assets                     $    4      $   49      $    2       $    5      $   10      $    9      $  189
                                 ================================================================================

























                                             (Continued on Following Page)


                                                CMS GENERATION COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                             Oxford   Centrales                Oxford/       Inter-       CMS
                                 CMSG         Tire     Termicas       CMSG       CMS        company   Generation
                               Holdings      Supply    Mendoza     Pinamucan Development    Elimina-    Company
                               Company        Inc.       S.A.         LDC        L.P.        tions       Consol.
Plant and Property (At Cost)
  Independent power production   $    -      $    1      $   35       $    -      $    3      $    -      $   41
  Less accumulated depreciation,
    depletion and amortization        -           -           -            -           -           -           1
                                 --------------------------------------------------------------------------------
                                      -           1          35            -           3           -          40
  Construction work-in-progress       -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           1          35            -           3           -          40
                                 --------------------------------------------------------------------------------
Investments
  Associated companies                1           -           -            -           -        (318)          -
  Other                               7           -           -            -           7           -         275
                                 --------------------------------------------------------------------------------
                                      8           -           -            -           7        (318)        275
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       1           -           1            1           -           -          23
  Accounts receivable                 3           1          19            -           1         (36)         66
  Materials and supplies              -           -           8            -           -           -           8
  Prepayments and other               -           1           2            -           -           -           3
                                 --------------------------------------------------------------------------------
                                      4           2          30            1           1         (36)        100
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                               4           -          13            -           -         (10)        111
                                 --------------------------------------------------------------------------------
                                      4           -          13            -           -         (10)        111
                                 --------------------------------------------------------------------------------
Total Assets                     $   16      $    3      $   78       $    1      $   11      $ (364)     $  526
                                 ================================================================================




















(6)  Represents CMS Generation Company, CMSG GP Company, CMSG Filer City Operating Company, CMS Midland II, CMSG
     Altoona Company, CMSG Genesee Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Investment Company
     II, CMSG Investment Company III, CMSG Cebu Operating LDC Company, CMSG Montreal Company, CMSG Operating S.A.,
     Cuyana S.A. de Inversiones and OTR of Massachusetts, Inc. consolidated with HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                                                CMS GENERATION COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)



                                              CMSG         CMSG                   CMSG                    CMSG
                                 CMS         Honey        Filer       CMSG      Grayling      CMSG         Mon
                             Generation       Lake         City     Grayling    Holdings   Operating     Valley
                               Co.(6)       Company        Inc.      Company     Company    Company      Company
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital           413           6           6            4           7           3           -
    Revaluation capital              (9)          -           -            -           -           -           -
    Retained earnings               (76)          9           3            -           1           -           -
                                 --------------------------------------------------------------------------------
                                    328          15           9            4           8           3           -
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                      -           -           -            -           -           -           -
  Non-current capital leases          -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                    328          15           9            4           8           3           -
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                            110           -           -            -           -           -           -
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       -           -           1            -           -           -           -
  Accounts payable                    5           -           -            -           -           -           -
  Accounts payable - related
    parties                           8           -           -            -           -           -           1
  Accrued interest                    2           -           -            -           -           -           -
  Accrued taxes                     (12)          3           1            -          (1)          -           -
  Other                               5           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                    118           3           2            -          (1)          -           1
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             2           -           -            -           -           1           -
  Deferred income taxes               4           8           3            -           3           -           -
  Deferred investment tax credit      -           2           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      6          10           3            -           3           1           -
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $  452      $   28      $   14       $    4      $   10      $    4      $    1
                                 ================================================================================


















                                             (Continued on Following Page)


                                                CMS GENERATION COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)



                                CMSG                                 Mid-         CMSG                  HYDRA-CO
                              Resource       CMS         CMSG      Michigan      Invest.      CMSG       Enter-
                            Development  Generation   Recycling   Recycling      Company      Cebu       prises
                              Company        S.A.      Company      L.L.C.          I          LDC       Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital             3          45           3            5          10           9         176
    Revaluation capital               -           -           -            -           -           -           -
    Retained earnings                 -           3           -           (1)          -           -           5
                                 --------------------------------------------------------------------------------
                                      3          48           3            4          10           9         181
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                      -           -           -            -           -           -           -
  Non-current capital leases          -           -           -            1           -           -           -
                                 --------------------------------------------------------------------------------
                                      3          48           3            5          10           9         181
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           -           -            -           -           -           -
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       -           -           -            -           -           -           -
  Accounts payable                    -           -           -            -           -           -           -
  Accounts payable - related
    parties                           -           1           -            -           -           -           -
  Accrued interest                    -           -           -            -           -           -           -
  Accrued taxes                       -           -          (1)           -           -           -           5
  Other                               1           -           -            -           -           -           3
                                 --------------------------------------------------------------------------------
                                      1           1          (1)           -           -           -           8
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             -           -           -            -           -           -           -
  Deferred income taxes               -           -           -            -           -           -           -
  Deferred investment tax credit      -           -           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $    4      $   49      $    2       $    5      $   10      $    9      $  189
                                 ================================================================================


















                                             (Continued on Following Page)


                                                CMS GENERATION COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                             Oxford   Centrales                Oxford/       Inter-       CMS
                                 CMSG         Tire     Termicas      CMSG        CMS        company    Generation
                               Holdings      Supply    Mendoza    Pinamucan  Development    Elimina-     Company
                               Company        Inc.       S.A.        LDC         L.P.         tions      Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital             2           3          12            1          11        (306)        413
    Revaluation capital               -           -           -            -           -           -          (9)
    Retained earnings                (2)         (3)         (2)           -           -         (12)        (75)
                                 --------------------------------------------------------------------------------
                                      -           -          10            1          11        (318)        329
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                     10           -          23            -           -         (10)         23
  Non-current capital leases          -           -           -            -           -           -           1
                                 --------------------------------------------------------------------------------
                                     10           -          33            1          11        (328)        353
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           -           -            -           -           -         110
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       -           -          21            -           -         (21)          1
  Accounts payable                    -           -           6            -           -           1          12
  Accounts payable - related
    parties                           -           2           2            -           -         (11)          3
  Accrued interest                    3           -           2            -           -          (5)          2
  Accrued taxes                       -           -           6            -           -           -           1
  Other                               -           -           -            -           -           -           9
                                 --------------------------------------------------------------------------------
                                      3           2          37            -           -         (36)        138
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             -           -           -            -           -           -           3
  Deferred income taxes               3           -           -            -           -           -          21
  Deferred investment tax credit      -           -           -            -           -           -           2
  Other                               -           1           8            -           -           -           9
                                 --------------------------------------------------------------------------------
                                      3           1           8            -           -           -          35
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $   16      $    3      $   78       $    1      $   11      $ (364)     $  526
                                 ================================================================================
















(6)  Represents CMS Generation Company, CMSG GP Company, CMSG Filer City Operating Company, CMS Midland II, CMSG
     Altoona Company, CMSG Genesee Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Investment Company
     II, CMSG Investment Company III, CMSG Cebu Operating LDC Company, CMSG Montreal Company, CMSG Operating S.A.,
     Cuyana S.A. de Inversiones, CMSG San Nicolas Company, OTR of Massachusetts, Inc., OTR of Bloomfield, Inc. and OTR
     Southern California, Inc. consolidated with HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                                              HYDRA-CO ENTERPRISES, INC.
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)



                             HYDRO-CO                    HCE          New          HCE       Inter-     HYDRA-CO
                              Enter-         HCE        Appo-        Bern       Rockfort    company      Enter-
                              prises       Hudson,     mattox,      Project      Diesel,    Elimina-     prises
                              Inc.(7)        Inc.        Inc.      Mgt. Inc.       Inc.      tions       Consol.
Plant and Property (At Cost)
  Independent power production   $    -      $    -      $    -       $    -      $    -      $    -      $    -
  Less accumulated depreciation,
    depletion and amortization        -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
  Construction work-in-progress       -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Investments
  Associated companies               22           -           -            -           -         (22)          -
  Other                             105           8           2            1           3           -         119
                                 --------------------------------------------------------------------------------
                                    127           8           2            1           3         (22)        119
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                      13           -           -            -           -           -          13
  Accounts receivable                20           1           -            -           -          (5)         16
  Materials and supplies              -           -           -            -           -           -           -
  Prepayments and other               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     33           1           -            -           -          (5)         29
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                              41           -           -            -           -           -          41
                                 --------------------------------------------------------------------------------
                                     41           -           -            -           -           -          41
                                 --------------------------------------------------------------------------------
Total Assets                     $  201      $    9      $    2       $    1      $    3      $  (27)     $  189
                                 ================================================================================



















(7)  Represents HYDRA-CO Enterprises, Inc., HCE Imperial Valley, Inc., HCE Jamaica Development, Inc., HCE
     Lakewood, Inc., Lakewood Project Management Inc. and HYDRA-CO Generation Inc. consolidated.


                                              HYDRO-CO ENTERPRISES, INC.
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)



                              HYDRO-CO                   HCE          New          HCE       Inter-     HYDRA-CO
                               Enter-        HCE        Appo-        Bern       Rockfort    company      Enter-
                               prises      Hudson,     mattox,      Project      Diesel,    Elimina-     prises
                               Inc.(7)       Inc.        Inc.      Mgt. Inc.       Inc.      tions       Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital           183           7           2            -           3         (19)        176
    Revaluation capital               -           -           -            -           -           -           -
    Retained earnings                 5           2           -            1           -          (3)          5
                                 --------------------------------------------------------------------------------
                                    188           9           2            1           3         (22)        181
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                      -           -           -            -           -           -           -
  Non-current capital leases          -           -           -            1           -           -           -
                                 --------------------------------------------------------------------------------
                                    188           9           2            1           3         (22)        181
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           -           -            -           -           -           -
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       -           -           -            -           -           -           -
  Accounts payable                    -           -           -            -           -           -           -
  Accounts payable - related
    parties                           4           -           -            -           -          (4)          -
  Accrued interest                    -           -           -            -           -           -           -
  Accrued taxes                       5           -           -            -           -           -           5
  Other                               3           -           -            -           -           -           3
                                 --------------------------------------------------------------------------------
                                     12           -           -            -           -          (4)          8
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             -           -           -            -           -           -           -
  Deferred income taxes               -           -           -            -           -           -           -
  Deferred investment tax credit      -           -           -            -           -           -           -
  Other                               1           -           -            -           -          (1)          -
                                 --------------------------------------------------------------------------------
                                      1           -           -            -           -          (1)          -
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $  201      $    9      $    2       $    1      $    3      $  (27)     $  189
                                 ================================================================================













(7)  Represents HYDRA-CO Enterprises, Inc., HCE Imperial Valley, Inc., HCE Jamaica Development, Inc., HCE
     Lakewood, Inc., Lakewood Project Management Inc. and HYDRA-CO Generation Inc. consolidated.


                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)




                                                         CMS          CMS         CMS         CMS        CMS
                              CMS Gas        CMS       Saginaw      Saginaw   Gulf Coast      Gas      Jackson
                           Transmission    Antrim        Bay        Bay Lat.    Storage    Argentina  Pipeline
                             Company(8)    Company     Company      Company     Company     Company    Company
Plant and Property (At Cost)
  Natural gas transmission
    and storage                  $    8      $   30      $    -       $    -      $    -      $    -      $   11
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      8          30           -            -           -           -          11
  Less accumulated depreciation,
    depletion and amortization        1           3           -            -           -           -           2
                                 --------------------------------------------------------------------------------
                                      7          27           -            -           -           -           9
  Construction work-in-progress       3           8           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     10          35           -            -           -           -           9
                                 --------------------------------------------------------------------------------
Investments
  Associated companies              207          14           -            -           -           -           -
  Other                              11           -          13            3          25         141           -
                                 --------------------------------------------------------------------------------
                                    218          14          13            3          25         141           -
                                 --------------------------------------------------------------------------------
Current Assets
  Cash and temporary cash
    investments                       1           -           -            -           -           -           1
  Accounts receivable                13           1           1            -           -           -           -
  Materials and supplies              -           1           -            -           -           -           -
  Prepayments and other               -           1           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     14           3           1            -           -           -           1
                                 --------------------------------------------------------------------------------
Non-current Assets
  Postretirement benefits             -           -           -            -           -           -           -
  Other                               8           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      8           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Total Assets                     $  250      $   52      $   14       $    3      $   25      $  141      $   10
                                 ================================================================================






















                                             (Continued on Following Page)


                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                         Consolidating Balance Sheet - Assets
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                Inter-      CMS Gas
                               company   Transmission
                               Elimina-     Company
                                tions       Consol.
Plant and Property (At Cost)
  Natural gas transmission
    and storage                  $    -      $   49
  Other                               -           -
                                 -------------------
                                      -          49
  Less accumulated depreciation,
    depletion and amortization        -           6
                                 -------------------
                                      -          43
  Construction work-in-progress       -          11
                                 -------------------
                                      -          54
                                 -------------------
Investments
  Associated companies             (221)          -
  Other                               -         193
                                 -------------------
                                   (221)        193
                                 -------------------
Current Assets
  Cash and temporary cash
    investments                       -           2
  Accounts receivable                (1)         14
  Materials and supplies              -           1
  Prepayments and other               -           1
                                 -------------------
                                     (1)         18
                                 -------------------
Non-current Assets
  Postretirement benefits             -           -
  Other                               -           8
                                 -------------------
                                      -           8
                                 -------------------
Total Assets                     $ (222)     $  273
                                 ===================















(8)  Represents CMS Gas Transmission and Storage Company, CMS Grands Lacs Holding Company and CMS Specialty Gas
     Processors Company consolidated.


                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)



                                                          CMS         CMS         CMS         CMS         CMS
                              CMS Gas        CMS        Saginaw     Saginaw   Gulf Coast      Gas       Jackson
                           Transmission    Antrim         Bay       Bay Lat.    Storage    Argentina   Pipeline
                             Company(8)    Company      Company     Company     Company     Company     Company
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -      $    -       $    -      $    -      $    -      $    -
    Other paid-in-capital           224          35           4            2          24         136           2
    Retained earnings                12          11           1            -           1           4           1
                                 --------------------------------------------------------------------------------
                                    236          46           5            2          25         140           3
  Preferred stock                     -           -           -            -           -           -           -
  Long-term debt                      -           1           6            -           -           -           5
  Non-current capital leases          -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                    236          47          11            2          25         140           8
                                 --------------------------------------------------------------------------------
Current Liabilities
  Current portion of long-term
    debt                              -           1           1            -           -           -           -
  Current capital leases              -           -           -            -           -           -           -
  Notes payable                       9           -           -            -           -           -           -
  Accounts payable                    2           3           -            -           -           -           -
  Accounts payable - related
    parties                           -           -           -            -           -           1           -
  Accrued interest                    -           -           -            -           -           -           -
  Accrued taxes                       2           1           -            -           -           -           -
  Other                               -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     13           5           1            -           -           1           -
                                 --------------------------------------------------------------------------------
Non-current Liabilities
  Postretirement benefits             1           -           -            -           -           -           -
  Deferred income taxes               -           -           2            1           -           -           1
  Deferred investment tax credit      -           -           -            -           -           -           -
  Other                               -           -           -            -           -           -           1
                                 --------------------------------------------------------------------------------
                                      1           -           2            1           -           -           2
                                 --------------------------------------------------------------------------------
Total Stockholders' Equity
  and Liabilities                $  250      $   52      $   14       $    3      $   25      $  141      $   10
                                 ================================================================================


















                                             (Continued on Following Page)


                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                 Consolidating Balance Sheet - Equity and Liabilities
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                Inter-      CMS Gas
                               company   Transmission
                               Elimina-     Company
                                tions       Consol.
Capitalization
  Common Stockholders' Equity
    Common stock                 $    -      $    -
    Other paid-in-capital          (203)        224
    Retained earnings               (18)         12
                                 -------------------
                                   (221)        236
  Preferred stock                     -           -
  Long-term debt                      -          12
  Non-current capital leases          -           -
                                 -------------------
                                   (221)        248
                                 -------------------
Current Liabilities
  Current portion of long-term
    debt                              -           2
  Current capital leases              -           -
  Notes payable                       -           9
  Accounts payable                    -           5
  Accounts payable - related
    parties                          (1)          -
  Accrued interest                    -           -
  Accrued taxes                       -           3
  Other                               -           -
                                 -------------------
                                     (1)         19
                                 -------------------
Non-current Liabilities
  Postretirement benefits             -           1
  Deferred income taxes               -           4
  Deferred investment tax credit      -           -
  Other                               -           1
                                 -------------------
                                      -           6
                                 -------------------
Total Stockholders' Equity
  and Liabilities                $ (222)     $  273
                                 ===================














(8)  Represents CMS Gas Transmission and Storage Company, CMS Grands Lacs Holding Company and CMS Specialty Gas
     Processors Company consolidated.


                                                CMS ENERGY CORPORATION
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                                          Consumers     CMS          Inter-
                                            Power   Enterprises     company     CMS Energy
                             CMS Energy    Company    Company       Elimina-   Corporation
                              Corp.(1)      Consol.    Consol.       tions       Consol.
Balance at January 1, 1995       $ (595)     $   80      $ (120)      $   40      $ (595)

Net Income (Loss)                   209         255          27         (259)        232

Less Dividends Paid
  Common Stock - CMS Energy          80           -           -            -          80
                 Class G              4           -           -            -           4
  Preferred Stock                     -          28          14          (14)         28
  Associated Companies                5          70         (14)         (61)          -
                                 --------------------------------------------------------
                                     89          98           -          (75)        112
                                 --------------------------------------------------------
Balance at December 31, 1995     $ (475)     $  237      $  (93)      $ (144)     $ (475)
                                 ========================================================




































(1)  Represents CMS Energy Corporation with Consumers Power Company and CMS Enterprises Company included on the equity method of accounting.


                                                CONSUMERS POWER COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                                           Michigan      Huron         CMS                   Inter-    Consumers
                              Consumers       Gas        Hydro-      Midland       CMS      company       Power
                                Power       Storage     carbons     Holdings     Midland    Elimina-     Company
                             Company(2)     Company       Inc.       Company       Inc.      tions       Consol.
Balance at January 1, 1995       $   80      $   18      $    2       $   18      $  (17)    $   (21)     $   80

Net Income (Loss)                   255           3           1            6          19         (29)        255

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -           -
  Preferred Stock                    28           -           -            -           -           -          28
  Associated Companies               70           -           -            -           -           -          70
                                 --------------------------------------------------------------------------------
                                     98           -           -            -           -           -          98
                                 --------------------------------------------------------------------------------
Balance at December 31, 1995     $  237      $   21      $    3       $   24      $    2      $  (50)     $  237
                                 ================================================================================






































(2)  Represents Consumers Power Company, CMS Engineering Company and ES Services Company consolidated with Michigan Gas
     Storage Company, CMS Midland Holdings Company, CMS Midland, Inc. and Huron Hydrocarbons, Inc. included on the equity method of accounting.


                                                CMS ENTERPRISES COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                                         CMS NOMECO      CMS           CMS
                                CMS       Oil and    Generation      Utility    Monarch     CMS Gas      CMS Gas
                            Enterprises   Gas Co.      Company      Services  Management   Marketing  Transmission
                             Company(3)   Consol.      Consol.         Inc.     Company     Company      Company
Balance at January 1, 1995       $ (120)     $  152      $  (74)      $   (2)     $   (2)     $    2      $    5

Net Income (Loss)                    41          24          (1)           -           2           2           7

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -           -
  Preferred Stock                    14           -           -            -           -           -           -
  Associated Companies                -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                     14           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Miscellaneous Adjustments             -           -           -           (1)          -           -           -
                                 --------------------------------------------------------------------------------
Balance at December 31, 1995     $  (93)     $  176      $  (75)      $   (3)    $     -      $    4      $   12
                                 ================================================================================











































                                             (Continued on Following Page)


                                                CMS ENTERPRISES COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                                        Inter-        CMS
                                  CMS         CMS      company     Enterprises
                                 Land       Capital    Elimina-      Company
                                Company      Corp.      tions        Consol.
Balance at January 1, 1995       $    1      $   (1)     $  (81)      $ (120)

Net Income (Loss)                     7           -         (41)          41

Less Dividends Paid
  Common Stock                        -           -           -            -
  Preferred Stock                     -           -           -           14
  Associated Companies                -           -           -            -
                                 --------------------------------------------
                                      -           -           -           14
                                 --------------------------------------------
Miscellaneous Adjustments             -          (6)          7            -
                                --------------------------------------------
Balance at December 31, 1995     $    8      $   (7)    $  (115)      $  (93)
                                 ============================================








































(3)  Represents CMS Enterprises Company, CMS Electric Marketing Company and KJL Limited, Inc. consolidated with
     CMS NOMECO Oil and Gas Company, CMS Generation Company, CMS Utility Services, Inc., CMS Land Company, CMS
     Capital Corporation, CMS Gas Marketing Company, CMS Gas Transmission Company and Monarch Management Company
     included on the equity method of accounting.


                                            CMS NOMECO OIL AND GAS COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                                                                                NOMECO
                                                        NOMECO                Equatorial                 NOMECO
                             CMS NOMECO     NOMECO      Inter-       NOMECO     Guinea       NOMECO     Colombia
                            Oil and Gas   Australia    national      Ecuador   Oil & Gas    Holdings      Oil
                             Company(4)   Pty. Ltd.      Ltd.          LDC         Co.         Ltd.      Company
Balance at January 1, 1995       $  152      $    1      $   (2)      $    1      $    2      $    5      $  (21)

Net Income (Loss)                    24           -          (2)           2           2          (1)          -

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -           -
  Preferred Stock                     -           -           -            -           -           -           -
  Associated Companies                -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Balance at December 31, 1995     $  176      $    1      $   (4)      $    3      $    4      $    4      $  (21)
                                 ================================================================================











































                                             (Continued on Following Page)


                                            CMS NOMECO OIL AND GAS COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                               NOMECO                                           CMS          Inter-   CMS NOMECO
                            Exploration     NOMECO      NOMECO        Terra    NOMECO       company  Oil and Gas
                             (Thailand)   China Oil     PNG Oil      Energy,  Interna.      Elimina-   Company
                              Limited      Company        Co.          Ltd. Inc. Consol.     tions     Consol.
Balance at January 1, 1995       $   (7)     $   (2)     $   (1)      $    -      $    -      $   24      $  152

Net Income (Loss)                     -           -           -            3           4          (8)         24

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -           -
  Preferred Stock                     -           -           -            -           -           -           -
  Associated Companies                -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Balance at December 31, 1995     $   (7)     $   (2)     $   (1)      $    3      $    4      $   16      $  176
                                 ================================================================================





































(4)  Represents CMS NOMECO Oil and Gas Company, NOMECO Thailand Oil Company, CMS NOMECO Pipeline Company, Explotaciones
     Nomeco Inc., NOMECO Venezuela LDC, CMS NOMECO International Venezuela, Inc., CMS NOMECO Peru Company and NOMECO
     Argentina LDC consolidated with CMS NOMECO International, Inc. included on the equity method of accounting.


                                            CMS NOMECO INTERNATIONAL, INC.
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                                CMS       Walter        CMS          Inter-  CMS NOMECO
                              NOMECO  International   NOMECO        company  Oil and Gas
                          International    Congo     Inter Eq.      Elimina-   Company
                              Inc.(5)       Inc.   Guinea, Inc.      tions     Consol.
Balance at January 1, 1995       $    -      $    -      $    -       $    -      $    -

Net Income (Loss)                     4           3           2           (5)          4

Less Dividends Paid
  Common Stock                        -           -           -            -           -
  Preferred Stock                     -           -           -            -           -
  Associated Companies                -           -           -            -           -
                                ---------------------------------------------------------
                                      -           -           -            -           -
                                ---------------------------------------------------------
Balance at December 31, 1995     $    4      $    3      $    2       $   (5)     $    4
                                =========================================================






































(5)  Represents CMS NOMECO International, Inc., Walter International Tunisia, Inc., Walter International Alba LPG and
     Walter International Transportation, Inc. consolidated.


                                                CMS GENERATION COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)



                                              CMSG         CMSG                   CMSG                    Oxford
                                 CMS         Honey        Filer       CMSG      Grayling     CMSG          Tire
                             Generation       Lake         City     Holdings    Holdings   Operating      Supply
                               Co.(6)       Company        Inc.     Company      Company    Company        Inc.
Balance at January 1, 1995       $  (73)     $    7      $    3       $   (1)     $    1      $   (1)     $   (2)

Net Income (Loss)                    (4)          4           3           (1)          1           1          (1)

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -           -
  Preferred Stock                     -           -           -            -           -           -           -
  Associated Companies                1           2           3            -           1           -           -
                                 --------------------------------------------------------------------------------
                                      1           2           3            -           1           -           -
                                 --------------------------------------------------------------------------------
Miscellaneous Adjustments             2           -           -            -           -           -           -
                                 --------------------------------------------------------------------------------
Balance at December 31, 1995     $  (76)     $    9      $    3       $   (2)     $    1      $    -      $   (3)
                                 ================================================================================





































                                             (Continued on Following Page)


                                                CMS GENERATION COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                                           HYDRA-CO   Centrales      Mid-        Inter-       CMS
                                 CMS        Enter-     Termicas    Michigan     company   Generation
                             Generation     prises     Mendoza    Recycling     Elimina-    Company
                                 S.A.       Consol.      S.A.       L.L.C.       tions      Consol.
Balance at January 1, 1995       $    3      $    -      $    -       $    -      $  (11)     $  (74)

Net Income (Loss)                     -          11          (1)          (1)        (13)         (1)

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -
  Preferred Stock                     -           -           -            -           -           -
  Associated Companies                -           6           -            -         (13)          -
                              -----------------------------------------------------------------------
                                      -           -           -            -         (13)          -
                              -----------------------------------------------------------------------
Miscellaneous Adjustments             -           -          (1)           -          (1)          -
                              -----------------------------------------------------------------------
Balance at December 31, 1995     $    3      $    5      $   (2)      $   (1)     $  (12)     $  (75)
                              =======================================================================





































(6)  Represents CMS Generation Company, CMSG GP Company, CMSG Filer City Operating Company, CMSG Grayling Company, CMSG
     Mon Valley Company, CMS Midland II, CMS Resource Development Company, CMSG Genesee Company, CMSG Recycling
     Company, CMSG Lyonsdale Company, CMSG Chateaugay Company, CMSG Investment Company I, CMSG Investment Company II,
     CMSG Investment Company III, CMSG Pinamucan LDC, CMSG Cebu LDC, CMSG Cebu Operating LDC Company, CMSG Montreal
     Company, CMSG Operating S.A., Cuyana S.A. de Inversiones, OTR Northern California, Inc., OTR Southern California,
     Inc., OTR of Bloomfield, Inc., OTR of Massachusetts, Inc., Oxford/CMS Development L.P. and CMSG San Nicolas
     Company consolidated with HYDRA-CO Enterprises, Inc. included on the equity method of accounting.


                                              HYDRA-CO ENTERPRISES, INC.
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                              HYDRA-CO                   New         Inter-   HYDRO-CO
                               Enter-        HCE        Bern        company    Enter-
                               prises,     Hudson,     Project      Elimina-   prises
                               Inc.(7)       Inc.     Mgt. Inc.      tions     Consol.
Balance at January 1, 1995       $    -      $    -      $    -       $    -      $    -

Net Income (Loss)                    13           -           -           (2)         11

Less Dividends Paid
  Common Stock                        -           -           -            -           -
  Preferred Stock                     -           -           -            -           -
  Associated Companies                6           -           -            -           6
                             ------------------------------------------------------------
                                      6           -           -            -           6
                             ------------------------------------------------------------
Miscellaneous Adjustments            (2)          2           1           (1)          -
                             ------------------------------------------------------------
Balance at December 31, 1995     $    5      $    2      $    1       $   (3)     $    5
                             ============================================================





































(7)  Represents HYDRA-CO Enterprises, Inc., HCE Appomattox, Inc., HCE Rockfort Diesel, Inc., HCE Imperial Valley, Inc.,
     HCE Jamaica Development, Inc., HCE Lakewood, Inc., Lakewood Project Management Inc. and HYDRA-CO Generation Inc.
     consolidated.


                                       CMS GAS TRANSMISSION AND STORAGE COMPANY
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)


                                                          CMS         CMS         CMS         CMS        Inter
                              CMS Gas         CMS       Saginaw       Gas     Gulf Coast    Jackson     Company
                           Transmission     Antrim        Bay      Argentina    Storage    Pipeline     Elimina-
                             Company(8)     Company     Company     Company     Company     Company      tions
Balance at January 1, 1995       $    5      $    6      $    1       $    -      $    -      $    1      $   (8)

Net Income (Loss)                     7           5           -            4           1           1         (11)

Less Dividends Paid
  Common Stock                        -           -           -            -           -           -           -
  Preferred Stock                     -           -           -            -           -           -           -
  Associated Companies                -           -           -            -           -           1          (1)
                                 --------------------------------------------------------------------------------
                                      -           -           -            -           -           1          (1)
                                 --------------------------------------------------------------------------------
Balance at December 31, 1995     $   12      $   11      $    1       $    4      $    1      $    1      $  (18)
                                 ================================================================================









































                                             (Continued on Following Page)


                                     CMS GAS TRANSMISSION AND STORAGE CORPORATION
                                     Consolidating Statement of Retained Earnings
                                                   December 31, 1995
                                                     (In Millions)
                                            (Continued from Previous Page)


                              CMS Gas
                           Transmission
                              Company
                              Consol.
Balance at January 1, 1995       $    5

Net Income (Loss)                     7

Less Dividends Paid
  Common Stock                        -
  Preferred Stock                     -
  Associated Companies                -
                                 -------
                                      -
                                 -------
Balance at December 31, 1995     $   12
                                 =======




































(8)  Represents CMS Gas Transmission and Storage Company, CMS Saginaw Bay Lateral Company, CMS Grands Lacs Company and
     CMS Specialty Gas Processors Company consolidated.
